Exhibit 10.1
SUBSCRIPTION PACKAGE

To Subscribe for Units of

SPHERIX INCORPORATED

1.  On the signature page to the Subscription Agreement (p. 18) fill in the number of units (each unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”) and a warrant to purchase one-half (1/2) of one share of Common Stock.

2.  Initial, Complete and Return the attached Investor Questionnaire (p. 20), if applicable,  the attached Wire Transfer Authorization (p. 25) and the attached Selling Securityholder Questionnaire (p.26).

3.  Return all forms to your account executive at (212) 297-0670 and then send all signed original documents with a check (if applicable) to:

Laidlaw & Co. (UK) Ltd.
546 Fifth Avenue, 5th Floor
New York, NY 10036
Attn: Investment Banking
Facsimile: (212) 297-0670

4.  Please make your subscription payment payable to the order of “Signature Bank, as Escrow Agent for Spherix Incorporated”.
For wiring funds directly to the escrow account, use the following instructions:

Signature Bank
261 Madison Avenue
New York, NY 10016
Acct. Name:  Signature Bank as Escrow Agent for
       Spherix Incorporated
ABA Number:  026013576
SWIFT Code:  SIGNUS33 A/C Number:1502240656

FBO:                          Purchaser Name
         Social Security Number
        Address

  ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

SUBSCRIPTION AGREEMENT

FOR

SPHERIX INCORPORATED

Spherix Incorporated

c/o Laidlaw & Company (UK), Ltd.
546 Fifth Avenue, 5th Floor
New York, NY 10036

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”) will purchase the number of units (“Units”) of securities of Spherix Incorporated, a Delaware corporation (the “Company”), set forth on the signature page to this Subscription Agreement, at a purchase price of $3.75 per Unit, with each Unit consisting of

(i) one share of common stock, par value $0.0001 per share, of the Company (“Common Stock”), and (ii) a warrant (“Warrant”) to purchase one-half of one share of Common Stock at an exercise price of $6.15 per whole share (subject to adjustment) for a period of five (5) years from the original date of issuance of the Warrant and will be exercisable on a cash or cashless basis (at the sole discretion of the holder) until a registration statement covering the shares underlying the Warrants has been declared effective and thereafter for cash only; provided that if such registration statement is no longer effective, then the holders will again have the option (at their sole discretion) to exercise on a cashless or cash basis. The shares of Common Stock underlying the Warrants may hereinafter be referred to as the “Warrant Shares”). In addition, each Warrant may be callable at $0.01 per Warrant upon the consummation of a Company financing with a per share offering price of at least $8.00 and net proceeds to the Company from such offering of at least $15 million. The Units are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Offering Memorandum, dated February 24, 2014, as may be amended and/or supplemented, from time to time (collectively, the “Memorandum”). By subscribing, the Purchaser acknowledges receipt of the Memorandum.  Execution of this Subscription Agreement by the Purchaser represents a binding and irrevocable agreement, when accepted by the Company and Laidlaw & Company (UK) Ltd. (“Laidlaw”), to purchase from the Company the number of Units set forth on the signature pages hereto.

The Units are being offered on a “reasonable efforts, all or none” basis with respect to the minimum of $2,000,000 (533,333 Units) (the “Minimum Offering Amount”) and thereafter on a “reasonable efforts” basis up to the maximum of $6,000,000 (1,600,000 Units) (the “Maximum Offering Amount”); provided that in the event the Offering is oversubscribed, the Company may sell up to an additional $1,000,000 (266,667 Units) in its and Laidlaw’s sole discretion, which amount shall be exclusive of the Maximum Offering Amount. The Units may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), at any time during the Offering Period (defined hereafter); provided, however, that no Closing may be effectuated unless and until irrevocable subscriptions for at least the Minimum Offering Amount have been deposited in the Escrow Account (defined hereafter). The minimum investment amount that may be purchased by an investor is 20,000 Units at an aggregate price of $75,000 (the “Investor Minimum Investment”); provided however, the Company and Laidlaw, in their mutual discretion, may accept an investor subscription for an amount less than the Investor Minimum Investment. The subscription for the Units will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Memorandum.

All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at Signature Bank (the “Escrow Agent”), 261 Madison Avenue, New York, New York 10016, or with such other escrow agent as may be appointed by Laidlaw and the Company (the “Escrow Account”).

The Units will be offered through March 31, 2014 commencing on the date of the Memorandum (the “Initial Offering Period”), which period may be extended without further notice to prospective investors by the Company and Laidlaw, in their mutual discretion, until April 30, 2014 (the “Final Termination Date”). This additional period, together with the Initial Offering Period, shall be referred to herein as the “Offering Period”. In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company), (ii) the Minimum Offering Amount has not been subscribed for prior to the expiration of the Initial Offering Period or, if extended, prior to the Final Termination Date, or

(iii) the Offering is otherwise terminated by the Company or Laidlaw prior to the expiration of the Initial Offering Period or, if extended, prior to the Final Termination Date, then the Escrow Agent will refund all subscription funds held in the Escrow Account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company or Laidlaw) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction and neither the Company nor Laidlaw shall have any further responsibility thereto.

Laidlaw reserves the right (but is not obligated) to permit its employees, agents, officers, directors and affiliates of Laidlaw to purchase Units in the Offering and all such purchases will be counted towards the Minimum Offering Amount and the Maximum Offering Amount.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, as Escrow Agent for Spherix Incorporated,” in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Investor Questionnaire, which is attached hereto as Exhibit A and the completed and executed Selling Securityholder Questionnaire, which is attached hereto as Exhibit B By executing this Subscription Agreement (this “Subscription Agreement”), you will be deemed to have executed the Registration Rights Agreement in the form of Exhibit B to the Memorandum (collectively with the other agreements and instruments referenced in the Memorandum, the “Transaction Documents”), and will be bound by the respective terms of each of them.

3. Deposit of Funds. All payments made as provided in Section 2 hereof by Purchasers subscribing pursuant to the Memorandum will be deposited by the Purchaser as soon as practicable with the Escrow Agent, or such other escrow agent appointed by Laidlaw and the Company, in the Escrow Account. In the event that the Company does not affect a Closing under the Subscription Agreement during the Offering Period, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. If the Company or Laidlaw rejects a subscription, either in whole or in part (at the sole discretion of the Company or Laidlaw), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company or Laidlaw, each in its sole discretion, reserves the right to accept this or any other subscription for the

Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes an executed copy of the Subscription Agreement. If Purchaser’s subscription is rejected in whole (at the sole discretion of the Company or Laidlaw), the Offering is terminated or the Minimum Offering Amount is not subscribed for and accepted prior to the expiration of the Initial Offering Period or, if extended, prior to the Final Termination Date, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part (at the sole discretion of the Company or Laidlaw) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

5. Representations  and   Warranties  of  the  Purchaser.  The   Purchaser   hereby acknowledges, represents and warrants to the Company and Laidlaw, and agrees as follows:

(a) None of the Common Stock, the Warrants or the Warrant Shares (collectively referred to hereafter as the “Securities”) are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received and have carefully reviewed the Memorandum, this Subscription Agreement, and each of the Transaction Documents and all other documents requested by the Purchaser or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c) Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense;

(d) All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, have been made available for inspection and reviewed by the Purchaser and its Advisors, if any;

(e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum;

(g) The Purchaser is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any registration statement or prospectus filed by the Company with the Commission or any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Units and is not subscribing for the Units  and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than fees to be paid by the Company to Laidlaw, as described in the Memorandum);

(i) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company, Laidlaw or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k) The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser understands and agrees that purchase of the Securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser acknowledges that the Securities may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Securities to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books;

(m) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(o) The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act and has truthfully and accurately completed the Investor Questionnaire attached as Exhibit A to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

(p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum including, but not limited to, the terms and conditions of the Securities as set forth therein and the Transaction Documents and all other related documents, received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser and its Advisors, if any;

(r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum;

(s) The Purchaser has significant prior investment experience, including investment in non-listed and unregistered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(u) The Purchaser acknowledges that any and all estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum;

(w) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(z) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

(aa) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

6. Representations and Warranties of the Company. Except as set forth in the Memorandum and the reports and/or filings that the Company makes with the Commission (the “SEC Reports”), which Memorandum and SEC Reports shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Memorandum or SEC Reports, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule I hereto. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non- assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and each of the Subsidiaries is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company and each of the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company (and Subsidiaries as a whole), or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no legal proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals (as defined below). This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents that has not been obtained, other than: the filing of a Form D with the Securities and Exchange Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Shares. The shares of Common Stock are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (as defined herein). The Warrant Shares when issued will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock, the maximum number of shares of Common Stock issuable pursuant to the Memorandum.

(g) Capitalization.  The capitalization of the Company is as set forth in the Memorandum. Other than as set forth in the Memorandum or the SEC Reports, and other than Roth Capital Partners (which has waived all its rights in connection with the Offering)no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, except as have been duly waived. Except as a result of the purchase and sale of the Securities or as described in the Memorandum, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of  the Securities.

(h) Litigation. Except as set forth in the Memorandum or the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the securities being sold thereunder or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as described in the Memorandum or the SEC Reports, neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or any state securities administrator involving the Company or any current or former director or officer of the Company.

(i) Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(j) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as presently conducted, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k) Title to Assets. Except as set forth in the Memorandum or the SEC Reports, the Company has good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company as described in the Memorandum or the SEC Reports and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made, and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance.

(l)  Intellectual Property.

(i) The term “Intellectual Property Rights” includes:

1.  the name of the Company, all, registered and unregistered trademarks, service marks, and applications (collectively, “Marks'');

2.  all patents, patent applications, and inventions and discoveries that may be patentable owned by the Company or licensed from third parties  (collectively, “Patents'');

3.  all copyrights in both published works and published works owned by the Company or licensed from third parties (collectively, “Copyrights”);

4.  all rights in mask works owned by the Company or license d from third parties (collectively, “Rights in Mask Works''); and

5.  all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets''); owned, used, or licensed by the Company as licensee or licensor.

(ii) Agreements.  The Memorandum and the SEC Reports accurately summarizes all contracts relating to the Intellectual Property Rights to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $100,000 under which the Company is the licensee. Except as set forth in the Memorandum or the SEC Reports, there are no outstanding and, to Company’s knowledge, no threatened disputes or disagreements with respect to any such agreement.

(iii) Know-How Necessary for the Business. The Intellectual Property Rights are all those necessary for the operation of the Company’s businesses as it is currently conducted. The Company is the owner or licensee of all right, title, and interest in and to each of the Intellectual Property Rights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims (“Liens”), and has the right to use all of the Intellectual Property Rights. To the Company’s knowledge, no employee of the Company has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than of the Company.

(m) Insurance.  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(n) Transactions  With  Affiliates  and  Employees.  Except as described in the Memorandum or the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(o) No General Solicitation. Neither the Company nor, to the knowledge of the Company, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered  the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(p) Certain Fees. Other than Roth Capital Partners (which has waived all its rights in connection with the Offering), no brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents except to Laidlaw or as otherwise set forth in the Memorandum. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 6(p) that may be due in connection with the transactions contemplated by the Transaction Documents.

(q) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company intends to conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(r) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(s) Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the contents of the Memorandum, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which will not be publicly disclosed in the registration statement to be filed pursuant to the Registration Rights Agreement. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its businesses and the transactions contemplated hereby, including the Memorandum, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(t) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, and the Company’s good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other  liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Company is not in default with respect to any indebtedness.

(u) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(v) Foreign Corrupt Practices. The Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(w) Accountants. The Company’s accounting firm is Grant Thornton LLP for the period ended December 31, 2012 and Marcum LLP for the period ended December 31, 2013. To the knowledge and belief of the Company, such accounting firms are registered with the Public Company Accounting Oversight Board, and Marcum LLP shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2013.

(x)  Acknowledgment Regarding Purchasers’ Purchase of Securities . The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(y) Money  Laundering.  The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(z) Bad Actor. None of the Company, any of its predecessors, any affiliates of the Company, any director, executive officer, other officer of the Company participating in this offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale nor any compensated solicitor or any director, executive officer, other officer of the compensated solicitor participating in this offering, (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).

(aa)  No  Integrated  Offering.  Assuming the accuracyofthePurchasers’ representations and warranties set forth in Section 5, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

7. Definitions. In addition to the terms defined elsewhere in this Agreement, capitalized terms that are not otherwise defined herein the following terms have the meanings set forth in this Section:

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule I and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

8. Indemnification. Each Purchaser agrees to indemnify and hold harmless the Company, Laidlaw and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by such Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

9. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

10. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered by reputable overnight courier such as FedEx against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Memorandum or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

12. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

13. Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

14. Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

15. Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, wasm received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

17.  Miscellaneous.

(a) This Subscription Agreement, together with the other Transaction Documents, constitute the entire agreement between the Purchaser, the Company and Laidlaw with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the  same instrument.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g) On or prior to the closing for the sale of the Securities, the Company shall deliver or cause to be delivered to the Purchasers the following:

(i) this Subscription Agreement duly executed by the Company;

(ii) Legal Opinion of the Company’s counsel addressed to Laidlaw, in form and substance satisfactory to Laidlaw;

(iii) a certificate evidencing the number of shares of Common Stock being purchased by the Purchaser from the Company pursuant to this Subscription Agreement;

(iv) a Secretary’s certificate executed by the Secretary of the Company in form and substance satisfactory to Laidlaw;

(v) an Officer’s certificate executed by an authorized officer of the Company in form and substance satisfactory to Laidlaw;

(vi) a  Registration  Rights  Agreement  executed  by  the  Company  to  each Purchaser; and

(vii)  a Warrant executed by the Company to each Purchaser.

18. Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth below, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions hereof and each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

[Remainder of page intentionally left blank]

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs. To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

SPHERIX INCORPORATED SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

(NOTE: to be completed by the Purchaser)

Purchaser hereby elects to purchase a total of                                                                                 Units, at a purchase price of $3.75 per Unit (Minimum Subscription for 20,000 Units or $75,000).

Date:                                    _, 2014

  If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)                                                      Social Security Number(s)

Signature(s) of Purchaser(s)                                                      Signature

Date                                                      Address

  If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,                                                      Federal Taxpayer
Corporation, Limited                                                      Identification Number Liability Company or Trust

                                 Name: State of Organization
Title:

Date                                                      Address

AGREED AND ACCEPTED: SPHERIX INCORPORATED

By:
Name:
Date
Title:

EXHIBIT A

FORM OF INVESTOR QUESTIONNAIRE SPHERIX INCORPORATED

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial

I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall NOT be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial

I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial

The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial

The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial

The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial

The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial

The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial

The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial

The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial

The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial

The  undersigned  certifies  that  it  is  a  trust  with  total  assets  of  at  least

$5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial

The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the  benefit  of  its  employees,  and  which  has  total  assets  in  excess  of $5,000,000.

Initial

The  undersigned  certifies  that  it  is  an  insurance  company  as  defined  in §2(a) (13) of the Securities Act of 1933, as amended, or a registered investment company.

[Remainder of page intentionally left blank]

SPHERIX INCORPORATED
Investor Questionnaire (Must be completed by Purchaser)

Section A - Individual Purchaser Information

Purchaser Name(s):

Individual executing Profile or Trustee:

Social Security Number(s) / Federal I.D. Number:

Date of Birth:

Joint Party Date of Birth: Investment Experience (Years):

Marital Status:

Home Street Address:

Home City, State & Zip Code:

Home Phone: Home Email: Employer:

Home Fax:

Employer Street Address:

Employer City, State & Zip Code:

Bus. Phone: Bus. Email:

Type of Business:

Bus. Fax:

LAIDLAW Account Executive / Outside Broker/Dealer:

Please check if you are a FINRA member or affiliate of a FINRA member firm:

Section B – Entity Purchaser Information

Purchaser Name(s):

Authorized Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Investment Experience (Years):

Annual Income:

Net Worth:

Was the Trust formed for the specific purpose of purchasing the Units? [  ] Yes [   ] No

Principal Purpose (Trust)

Type of Business:

Street Address:

City, State & Zip Code:

Phone:

Fax:

Email:

Please check if you are a FINRA member or affiliate of a FINRA member firm:

Laidlaw Account Executive / Outside Broker/Dealer:

Section C – Form of Payment – Check or Wire Transfer

Check payable to “SIGNATURE BANK, AS ESCROW AGENT FOR SPHERIX INCORPORATED”

        Wire funds from my outside account according to the “To subscribe for Units”

        Wire funds from my LAIDLAW Account – See following page

The funds for this investment are rolled over, tax deferred from    within the Allowed 60-day window

Section D – Purchaser Instructions for Payments of any Dividends

Please make any dividend and any other payment checks pursuant to the Units to “Sterne Agee & Leach, Inc. c/f  [Insert Investor Name]” and deliver such checks to Laidlaw so that they may deposit them into my Laidlaw brokerage account

Please make out any dividend and any other payment checks pursuant to the Units in the registered name of the Purchaser set forth in the signature page to the Subscription Agreement for the Units and mail such checks to me at the address specified in such signature page.

Section E – Securities Delivery Instructions (check one)

        Please deliver my securities to Laidlaw for deposit into my brokerage account.

        Please deliver my securities to the address listed in the above Investor Questionnaire.

        Please deliver my securities to the below address:

Purchaser Signature(s)

Date

Wire Transfer Authorization

TO: OPERATIONS MANAGER LAIDLAW & CO. (UK) LTD.

RE:           Client Wire Transfer Authorization

SPHERIX INCORPORATED

DATE:

This memorandum authorizes the transfer of the following listed funds from my LAIDLAW Brokerage Account as follows:

LAIDLAW Brokerage Account #

Wire Amount                                                $

SIGNATURE BANK

261 Madison Avenue
New York, NY 10016
ABA Number: 026013576
For Credit to Signature Bank, as Escrow Agent for Spherix Incorporated
Account No.: 1502240656

REFERENCE:

PURCHASER'S LEGAL NAME

TAX ID NUMBER

PURCHASER'S ADDRESS

FBO:

Signature:

Signature:
(Joint Signature)

EXHIBIT B

Selling Securityholder Questionnaire

The undersigned is purchasing Units of Spherix Incorporated, a Delaware corporation (the “Company”), in a private placement offering pursuant to the Company’s Confidential Offering Memorandum dated as of February 24, 2014. The undersigned understands that the Company intends to file with the Securities and Exchange Commission a Registration Statement for the registration and resale under Rule 415 of the Securities Act of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) provided to you contemporaneously with this questionnaire. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.  Name.

(a) Full Legal Name of Selling Securityholder

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone: Fax:

Contact Person:

3.  Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes                      No

(b) If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes                      No

Note:   If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)  Are you an affiliate of a broker-dealer?

Yes                      No

(d) If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes                      No

Note:   If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Subscription Agreement.

(a)           Type and Amount of securities beneficially owned by the Selling Securityholder:

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time prior to the effectiveness of the Registration Statement and while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN  WITNESS   WHEREOF  the  undersigned,  by  authority  duly  given,   has   caused   this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:

Beneficial Owner:

By:

Name:

Title:

Schedule I List of Subsidiaries

Biospherics Incorporated Nuta Technology Corp.
Spherix Portfolio Acquisition II, Inc. Guidance IP LLC
CompuFill LLC Cascades LLC